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                                                                    EXHIBIT 32.1

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Annual Report on Form 10-K of Corixa Corporation for the year ended December 31, 2004, the undersigned, Steven Gillis, Ph.D, Chairman of the Board and Chief Executive Officer of Corixa Corporation, and Michelle Burris, Senior Vice President and Chief Financial Officer of Corixa Corporation, do each hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) such Annual Report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) the information contained in Annual Report on Form 10-K for the year ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Corixa Corporation.

Date:  March 16, 2005                         By:  STEVEN GILLIS



                                                   /s/ STEVEN GILLIS
                                                   ----------------------------
                                                   Steven Gillis, Ph.D.
                                                   Chairman of the Board
                                                   and Chief Executive Officer

Date:  March 16, 2005                         By:  MICHELLE BURRIS



                                                   /s/ MICHELLE BURRIS
                                                   -----------------------------
                                                   Michelle Burris
                                                   Senior Vice President
                                                   and Chief Financial Officer